UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2005

                              XYBERNAUT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                  0-15086                               54-1799851
         (Commission File Number)                    (I.R.S. Employer
                                                  Identification Number)


                                 (703) 631-6925
              (Registrant's Telephone Number, Including Area Code)


     12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA                   22033
      (Address of Principal Executive Offices)                  (Zip Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 26, 2005, Xybernaut Corporation (the "Company") entered into a consulting agreement with Alfred F. Fasola, Managing Principal of Boardroom Specialists, LLC ("Boardroom"), a consulting company with financial and management restructuring expertise, to advise the Company with respect to reducing costs, conserving cash, and restructuring and other alternatives to maximize shareholder value. The Company will pay Boardroom $2,500 per day, such fee to be paid by the Company to Boardroom on a weekly basis. The Company or Boardroom may terminate such agreement upon ten (10) business days prior written notice. Such agreement contains other provisions relating to warranties and indemnifications of Boardroom.

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On April 27, 2005, the Company announced that it has decided to reduce its workforce by approximately 50% on a world wide basis. The Company estimates that such work force reduction will be completed within the next thirty (30) days. The reduction in work force is part of an overall plan to streamline operations, focus on core industry opportunities and cut operating costs throughout the Company, both in the U.S. and internationally.

The Company will incur aggregate costs associated with such workforce reduction of approximately $100,000 in the second quarter of fiscal year 2005. Such costs are associated with a two (2) week severance benefit provided by the Company to each terminated employee, unless specifically provided for otherwise. The Company does not expect to incur any other costs in connection with such workforce reduction except as described herein.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As previously disclosed in the Company's Form 8-K, dated April 5, 2005 and filed April 11, 2005, on April 5, 2005, the Company received notice from The Nasdaq Stock Market ("Nasdaq") of Nasdaq's intent to delist the Company's securities because the Company is in violation of Nasdaq Marketplace Rule 4310(c)(14) due to the Company not having filed its Annual Report on Form 10-K with Nasdaq and the SEC. The Company has since requested an oral hearing before Nasdaq to review its determination. Such request for an oral hearing has suspended the delisting of the Company's securities until the oral hearing determination.

On April 26, 2005, the Company received notice from Nasdaq, that, in addition to the filing delinquency described above, the staff of Nasdaq has raised public interest concerns pursuant to Nasdaq Marketplace Rules 4300 and 4330(a)(3). Such public interest concerns will be considered, in addition to the filing delinquency described above, at the Company's oral hearing which is scheduled for Thursday, May 5, 2005. Also to be considered at such oral hearing is that, as previously disclosed, the bid price of the Company's common stock has closed below the minimum $1.00 per share requirement for the stock's continued listing under Nasdaq Marketplace Rule 4310(c)(4). In the same notice, the staff of Nasdaq informed the Company that it intends to appear and participate at the Company's oral hearing.

A hearing memorandum, attached to the Nasdaq notice to the Company, expressed the following concerns which caused the staff of Nasdaq to raise public interest concerns:

1) Investors are currently unable to determine the current or historical financial status of the Company or whether the Company will be able to continue as a going concern.

2) Since the Company currently has no outside auditors, it is impossible to predict when accurate financial statements can be released.

3) Investors currently do not know the complete extent of the Company's internal control failures, or whether appropriate remedial measures have been taken.

4) Neither Edward G. Newman nor Steven S. Newman resigned their Director positions despite a request by the Board that they do so.

The staff of Nasdaq has requested that the Company address the above mentioned concerns at its oral hearing.

The Company intends to appear and participate at the above referenced Nasdaq oral hearing. However, there can be no assurance that the Nasdaq hearing panel will rule favorably on behalf of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 26, 2005, the Board of Directors of the Company appointed Perry L. Nolen as President and Chief Executive Officer of the Company. Since March 2001, Mr. Nolen, age 51, has been President of Xybernaut Solutions, Inc., a wholly-owned subsidiary of the Company specializing in mobile computing solutions, enterprise project management, integration services and software development. From April 2000 to March 2001, Mr. Nolen served as Vice President of Xybernaut Solutions, Inc. From October 1999 to April 2000, Mr. Nolen served as Vice President of Selfware, Inc., a consulting company specializing in project management, asset management and software development, which was purchased by the Company in April 2000 and renamed Xybernaut Solutions, Inc. From April 1998 to October 1999, Mr. Nolen served as a Director of Selfware, Inc. During Fiscal Year 2004, Xybernaut Solutions, Inc. made payments to Mr. Nolen in the aggregate amount of approximately $220,000. Such amount was comprised of a base salary, car allowance and bonus for services rendered by Mr. Nolen as President of Xybernaut Solutions, Inc. In addition, during Fiscal Year 2004, Mr. Nolen exercised options, granted to him by the Company, to purchase and subsequently sell 15,000 shares of the common stock of the Company. Such sale of common stock provided gross proceeds to Mr. Nolen of approximately $18,800. During Fiscal Year 2005, Mr. Nolen has received, through April 30, 2005, approximately $64,500 in base salary from Xybernaut Solutions, Inc. for services rendered by Mr. Nolen as President of Xybernaut Solutions, Inc.


ITEM 8.01         OTHER EVENTS

On April 27, 2005, the Company issued a press release relating to, among other things, certain of the information contained in Items 1.01, 2.05, and 5.02 of this Form 8-K, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

On May 2, 2005, the Company issued a press release relating to, among other things, certain of the information contained in Item 3.01of this Form 8-K, a copy of which is filed as Exhibit 99.2 to this Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

         99.1     Press Release of the Company, dated April 27, 2005
         99.2     Press Release of the Company, dated May 2, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 2, 2005.


                                                XYBERNAUT CORPORATION


                                                By: /s/ Bruce C. Hayden
                                                    ----------------------------
                                                     Bruce C. Hayden
                                                     Senior Vice President and
                                                     Chief Financial Officer

Date: May 2, 2005